SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2014

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300

Princeton, NJ  08540

(609) 514-4744

(Address including zip code and telephone

number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2014 Director Compensation Program

On May 21, 2014, the Board of Directors of Derma Sciences, Inc. (the “Company”) approved the 2014 Director Compensation Program, effective immediately. A description of the material terms of the 2014 Director Compensation Program is set forth on Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 20, 2014.  At the annual meeting, the following matters were submitted to a vote of the Company’s security holders with the results indicated:

Proposal 1 - Election of Directors

The following nominees were elected directors to serve as such for one year or until their successors have been duly elected and qualified:  Edward J. Quilty, Stephen T. Wills, CPA, MST, Srini Conjeevaram, C. Richard Stafford, Esq., Robert G. Moussa, Bruce F. Wesson, Brett Hewlett and Amy Paul.  Details concerning the votes relative to each nominee are set forth below:

Nominee	For	Withheld	Broker Non-Votes

Edward J. Quilty	14,174,972	312,620	7,325,169
Stephen T. Wills, CPA, MST	14,416,961	70,631	7,325,169
Srini Conjeevaram	14,463,171	24,421	7,325,169
C. Richard Stafford, Esq.	14,171,447	316,145	7,325,169
Robert G. Moussa	14,433,854	53,739	7,325,169
Bruce F. Wesson	14,479,645	7,947	7,325,169
Brett D. Hewlett	13,646,645	840,947	7,325,169
Amy Paul	14,431,092	56,500	7,325,169

Proposal 2 - Amendment of the Company’s Certificate of Incorporation

Stockholders approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock of the Company from 35,000,000 to 50,000,000.  Details concerning the vote on proposal 2 are set forth below:

For	21,106,185
Against	667,335
Abstentions	39,217
Broker Non-Votes	0

Proposal 3 - Adoption of an Amendment to the Amended and Restated Derma Sciences, Inc. 2012 Equity Incentive Plan

Stockholders approved the adoption of an amendment to the Amended and Restated Derma Sciences, Inc. 2012 Equity Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 1,500,000 shares, from 4,500,000 to 6,000,000 shares. Details concerning the vote on proposal 3 are set forth below:

For	9,471,018
Against	4,964,196
Abstentions	52,377
Broker Non-Votes	7,325,169

The full text of the Amended and Restated Derma Sciences, Inc. 2012 Equity Incentive Plan is attached hereto as Exhibit 10.2.

Proposal 4 - Advisory Vote on the Compensation of Named Executive Officers

Stockholders approved the 2013 compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2014. Details concerning the vote on proposal 4 are set forth below:

For	12,223,434
Against	2,210,658
Abstentions	53,500
Broker Non-Votes	7,325,169

Proposal 5 - Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  Details concerning the vote on proposal 5 are set forth below:

For	21,659,060
Against	125,493
Abstentions	28,208
Broker Non-Votes	0

The Company solicited proxies relative to each of the foregoing proposals and, as to proposal 1, each nominee pursuant to Regulation 14A under the Securities Exchange Act of 1934. No proxies were solicited in opposition to any of the proposals.

9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

10.1	2014 Director Compensation Program
10.2	Amended and Restated Derma Sciences, Inc. 2012 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA
Executive Vice President, Finance and Chief Financial Officer

Date:  May 23, 2014

Exhibit
Number	Description

10.1	2014 Director Compensation Program
10.2	Amended and Restated Derma Sciences, Inc. 2012 Equity Incentive Plan